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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 21, 2000, included in the Gadzoox Networks, Inc.'s Form 10-K for the year ended March 31, 2000.



/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP
San Jose, California
October 4, 2000